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                                  Exhibit 23.2

                        Consent of Independent Auditors

     We hereby consent to the use of our report dated February 2, 2001, included herein, with respect to the financial statements of Glen Rock State Bank for the year ended December 31, 2000 included in this Current Report on Form 8-K/A of Community Banks, Inc.


Date: May 30, 2001                    By:   /s/ Beard Miller Company LLP
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                                            Beard Miller Company LLP
                                            Reading, Pennsylvania